Exhibit 32

Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Continental Resources, Inc. (the “Company”) hereby certify that the Company’s Report on Form 10-K for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Doug Lawler	/s/ John D. Hart
Doug Lawler President and Chief Executive Officer	John D. Hart Chief Financial Officer and Executive Vice President of Strategic Planning
February 22, 2023	February 22, 2023